EXHIBIT 10.2
This AMENDMENT NO. 5 AND WAIVER (this “Amendment No. 5”), dated as of April 19, 2017 and entered into by and among Perrigo Finance Unlimited Company (formerly Perrigo Finance PLC), a public unlimited company organized under the laws of Ireland, Perrigo Company PLC, a public limited company organized under the laws of Ireland (together with Perrigo Finance Unlimited Company, the “Term Facility Borrowers”), certain Lenders listed on the signature pages hereto (the “Consenting Lenders”) and JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”), amends and is made pursuant to that certain Term Loan Credit Agreement, dated as of December 5, 2014 (as amended by Amendment No. 1, dated as of February 26, 2016, Amendment No. 2, dated as of September 9, 2016, Amendment No. 3, dated as of December 8, 2016, and Amendment No. 4, dated as of March 14, 2017, and as further amended, restated, supplemented, waived or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”), by and among the Term Facility Borrowers, the lenders party thereto, the Administrative Agent and the other agents party thereto.
W I T N E S S E T H :
WHEREAS, each Term Facility Borrower has requested that the terms of the Credit Agreement be amended and waived as set forth herein;
WHEREAS, by signing this Amendment No. 5 the Required Lenders have consented to this Amendment No. 5 and to the amendments to, and modifications and waivers of the terms of, the Credit Agreement described in Sections 2 and 3 below.
NOW, THEREFORE, in consideration of the premises contained herein, the parties hereto agree as follows:
1.Defined Terms; References. Except as otherwise defined in this Amendment No. 5, terms defined in the Credit Agreement are used herein (including the recitals hereto) as defined therein. On and after the Amendment Effective Date (as defined below), each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended and modified by this Amendment No. 5.
2.Amendments. The Administrative Agent and each Consenting Lender (in the aggregate representing Required Lenders) hereby consents to amend:

(a)	Section 1.01 of the Credit Agreement by adding the following defined term in proper alphabetical order:

“Fifth Amendment” means that certain Amendment No. 5 and Waiver, dated as of April 19, 2017, by and among the Term Facility Borrowers, the Lenders party thereto and the Administrative Agent.

(b)	Section 1.01 of the Credit Agreement by amending and replacing the definition of “Consolidated EBIT” contained therein as follows:

“Consolidated EBIT” means, with reference to any period, the net income (or loss) of the Company and its Subsidiaries for such period,

plus, to the extent deducted from revenues in determining such net income, without duplication, (i) Consolidated Interest Expense, (ii) expense for income taxes paid or accrued, (iii) extraordinary non-cash losses incurred other than in the ordinary course of business, (iv) losses incurred other than in the ordinary course of business that are non-cash, non-operating and non-recurring (including any non-cash fair value adjustments of Tysabri), (v) cash transaction costs and other costs and expenses arising from the Transactions and recorded within 12 months of the Effective Date (and if the Acquisition is consummated, 12 months of the Acquisition Closing Date), including any advisory fees (including investment banking fees), legal accounting costs and expenses, consulting costs and debt breakage costs (including any make whole or prepayment premiums, write offs or swap termination costs), (vi) cash restructuring costs recorded within 18 months of the Acquisition, provided such amount under this clause (vi) shall not exceed $55,000,000  in the aggregate for such period, and (vii) non-cash losses arising from accounting relating to losses realized or adjustments to the value of equity held in entities that are not Subsidiaries;

plus, cash royalty payments received in connection with Tysabri to the extent not included in net income; and

minus, to the extent included in such net income, (i) extraordinary non-cash gains realized other than in the ordinary course of business, (ii) gains realized other than in the ordinary course of business that are non-cash, non-operating and non-recurring, and (iii) non-cash gains arising from accounting relating to income realized or adjustments to the value of equity held in entities that are not Subsidiaries, all as determined in accordance with GAAP and calculated for the Company and its Subsidiaries on a consolidated basis.

(c)    Section 1.04 of the Credit Agreement by adding the following at the end thereof:
“It is understood and agreed that the definition of Consolidated EBIT set forth in Section 1.01, as modified pursuant to the Fifth Amendment, shall apply in respect of each fiscal period ended after the Effective Date.”
3.Waivers. The Administrative Agent and each Consenting Lender (in the aggregate representing Required Lenders) hereby waives:

(a)
(i) the failure to observe or perform Section 5.01(a) of the Credit Agreement solely as a result of any restatement of the Company’s audited consolidated balance sheet and related statements of operations, stockholders’ equity and cash flows for the Fiscal Years ending on or about June 30, 2015 and December 31, 2015 based on the reclassification of Tysabri® and related compounds as financial assets, any related adjustments, and other matters (except to the extent that such matters constitute a Material Adverse Effect) and (ii) any Default or Event of Default (the “Audited Financial Statement Defaults”) that has occurred solely as a result of such failure to observe or perform Section 5.01(a); and

(b)
(i) the failure to observe or perform Section 5.01(b) of the Credit Agreement (x) with respect to the certification that the Company’s consolidated balance sheet and related statements of operations, stockholders’ equity and cash flows for Fiscal Quarters ending on or about December 31, 2014, March 31, 2015, September 30, 2015, March 31, 2016, June 30, 2016 and September 30, 2016 (the “Relevant Financial Statements”) present fairly in all material respects the financial condition and results of operations of the Company and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, and (y) solely as a result of any restatement of the Relevant Financial Statements based on the reclassification of Tysabri® and related compounds as financial assets, any related adjustments, and other matters (except to the extent that such matters constitute a Material Adverse Effect) and (ii) any Default or Event of Default (together with the Audited Financial Statement Defaults, the “Specified Defaults”) that has occurred solely as a result of such failure to observe or perform Section 5.01(b).

4. Representations and Warranties; Loan Document. Each Term Facility Borrower hereby represents and warrants that as of the date hereof (a) the representations and warranties of the Loan Parties set forth in the Loan Documents are true and correct in all material respects (except that any representation or warranty which is already qualified as to materiality or by reference to Material Adverse Effect is true and correct in all respects) on and as of such date, with the same effect as if made on and as of such date (other than those representations and warranties that by their terms expressly relate to an earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date) and (b) other than the Specified Defaults, no Default or Event of Default has occurred and is continuing. This Amendment No. 5 is a “Loan Document,” as defined in the Credit Agreement.
5. Conditions.    The amendments and waivers contained in Sections 2 and 3 of this Amendment No. 5 shall become effective on the date (the “Amendment Effective Date”) on which each of the following conditions shall have been satisfied:
(a)The Administrative Agent shall have received counterparts of this Amendment No. 5 duly executed and delivered by each Term Facility Borrower, Consenting Lenders constituting the Required Lenders and the Administrative Agent.
(b)The representations and warranties of each Loan Party set forth in Section 4 above are true and correct on and as of the Amendment Effective Date.
(c)Each Term Facility Borrower shall have paid all fees and expenses for which invoices have been presented on or prior to the Amendment Effective Date, including reasonable legal fees and disbursements of counsel to the Administrative Agent.
6.     [Intentionally Omitted]
7.    Continuing Effect; No Other Amendments or Modifications; Reaffirmation. Except as expressly provided herein, all of the terms and provisions of the Credit Agreement are and shall remain in full force and effect. The amendments and waivers provided for herein are limited to the specific subsection(s) of the Credit Agreement specified herein and shall not constitute an amendment or other modification of, or an indication of the Administrative Agent’s or the Lenders’ willingness to amend or modify any other provisions of the Credit Agreement. Each Term Facility Borrower hereby acknowledges and agrees that, after giving effect to this Amendment No. 5, except as expressly set forth in this Amendment No. 5, all of its respective obligations and liabilities under the Loan Documents (including, without limitation, the Guaranty executed by Perrigo Company PLC) to which it is a party are reaffirmed, and remain in full force and effect. Except as expressly provided herein, the execution, delivery and performance of this Amendment No. 5shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Lender under, the Credit Agreement or any of the other Loan Documents.
8. Expenses. Each of the Term Facility Borrowers agrees to pay and reimburse the Administrative Agent for all its reasonable costs and out-of-pocket expenses incurred in connection with the preparation and delivery of this Amendment No. 5, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.
9. Headings. Section headings herein and in the Loan Documents are included for convenience of reference only and shall not affect the interpretation of this Amendment No. 5 or any other Loan Document.

10. Counterparts. This Amendment No. 5 may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment No. 5 by email or facsimile transmission or other electronic means shall be effective as delivery of a manually executed counterpart of this Agreement.
11. GOVERNING LAW. THIS AMENDMENT NO. 5 SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK. SECTIONS 9.09 AND 9.10 OF THE CREDIT AGREEMENT ARE INCORPORATED BY REFERENCE HEREIN MUTATIS MUTANDIS.
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 5 to be duly executed and delivered by their respective authorized officers as of the day and year first above written.

PERRIGO FINANCE UNLIMITED COMPANY,
as Term Facility Borrower

By:	/s/ Lou Cherico
Name: Lou Cherico
Title: Vice President & Treasurer

PERRIGO COMPANY PLC,
as Term Facility Borrower

By:	/s/ Lou Cherico
Name: Lou Cherico
Title: Vice President & Treasurer

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent

By:	/s/ Krys Szremski
Name: Krys Szremski
Title: Executive Director

JPMORGAN CHASE BANK, N.A.,
as Lender

By:	/s/ Krys Szremski
Name: Krys Szremski
Title: Executive Director

FIFTH THIRD BANK,
as Lender

By:	/s/ Nathaniel E. Sher
Name:Nathaniel E. Sher
Title: Vice President

BARCLAYS BANK PLC,
as Lender

By:	/s/ Ritam Bhalla
Name:Ritam Bhalla
Title: Director

BANK OF AMERICA,
as Lender

By:	/s/ Joseph L. Corah
Name:Joseph L. Corah
Title: Director

CITIBANK, N.A.,
as Lender

By:	/s/ Laura Fogarty
Name:Laura Fogarty
Title: Vice President

HSBC BANK USA, N.A.,
as Lender

By:	/s/ Andrew Bicker
Name: Andrew Bicker
Title: Director

WELLS FARGO BANK, NATIONAL
ASSOCIATION,
as Lender

By:	/s/ Kirk Tesch
Name: Kirk Tesch
Title: Managing Director

CITIZENS BANK, N.A.,
as Lender

By:	/s/ Darran Wee
Name: Darran Wee
Title: Senior Vice President

MIZUHO BANK, LTD.,
as Lender

By:	/s/ Bertram H. Tang
Name: Bertram H. Tang
Title: Authorized Signatory

BNP PARIBAS,
as Lender

By:	/s/ Michael Pearce
Name: Michael Pearce
Title: Managing Director

BNP PARIBAS,
as Lender
By:	/s/ Michael Hoffman
Name: Michael Hoffman
Title: Director

ING BELGIUM NV/SA,
as Lender
By:	/s/ Ann Larcher
Name: Ann Larcher
Title: Head of Policies, Decisions &
Standard Lending

ING BELGIUM NV/SA,
as Lender
By:	/s/ Johan Vanhoyland
Name: Johan Vanhoyland
Title: Managing Director Sector Head
General Industries &
Pharmaceuticals

PNC BANK, NATIONAL ASSOCIATION,
as Lender
By:	/s/ Sommer M. Bainbridge
Name:Sommer M. Bainbridge
Title: Senior Vice President

SUMITOMO MITSUI BANKING
CORPORATION,
as Lender
By:	/s/ Katsuyuki Kubo
Name: Katsuyuki Kubo
Title: Managing Director

CREDIT SUISSE AG, CAYMAN ISLANDS
BRANCH,
as Lender
By:	/s/ Christopher Day
Name: Christopher Day
Title: Authorized Signatory

By:	/s/ Tino Schaufelberger
Name: Tino Schaufelberger
Title: Authorized Signatory

THE NORTHERN TRUST COMPANY,
as Lender
By:	/s/ Wicks Barkhausen
Name: Wicks Barkhausen
Title: Vice President

US BANK NATIONAL ASSOCIATION,
as Lender
By:	/s/ Joseph M. Schnorr
Name: Joseph M. Schnorr
Title: Senior Vice President